SUPPLEMENT TO THE PROSPECTUSES,
SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO FIXED INCOME FUNDS
For the Wells Fargo Strategic Income Fund (the “Fund”)

At a meeting on May 21-22, 2019 the Board of Trustees approved the Fund to invest in a Cayman subsidiary. Effective October 1, 2019, the following changes are made:

I. On the front cover of the Prospectus:

Current Language	Replacement language effective October 1, 2019

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Anyone who tells you otherwise is committing a crime.

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Anyone who tells you otherwise is committing a crime.

II. In the Prospectus, under the section “Fund Summaries - Principal Investment Strategies”, the following is added to the last paragraph of the Fund’s strategy:

The Fund may invest in the common stock of a subsidiary of the Fund that invests directly or indirectly in credit default swap indicies or other derivatives in order manage risk or enhance return.

III. In the Prosepctus, in the section entitled “Fund Summaries - Principal Investment Risks”, the following risks are added:

Subsidiary Risk. The value of a Fund’s investment in its Cayman Islands subsidiary may be adversely impacted by the risks associated with the underlying derivatives investments of the subsidiary. In addition, changes in the laws or regulations of the United States or the Cayman Islands, under which the Fund and the subsidiary, respectively, are organized, could result in the inability of the Fund or the subsidiary to continue to operate as described in the prospectus and could negatively affect the Fund and its shareholders.

Swaps Risk. Depending on their structure, swap agreements and options to enter into swap agreements (“swaptions”), both of which are types of derivatives, may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage-backed securities, corporate borrowing rates, or credit events or other reference points such as security prices or inflation rates.

IV. In the SAI, under the chapter “Non-Fundamental Investment Policy” the third bullet is replaced with the following:

(3) International Bond Fund may invest in financial instruments subject to the Commodity Exchange Act of 1936, as amended (“CEA”), including futures, options on futures, and swaps (“commodity interests”), consistent with its investment policies and the 1940 Act, including the rules, regulations and interpretations of the Securities and Exchange Commission (“SEC”) thereunder or any exemptive orders obtained thereunder, and consistent with investment in commodity interests that would allow the Fund’s investment adviser to claim an exclusion from being a “commodity pool operator” as defined by the CEA.

V. In the SAI, under the chapter “Non-Fundamental Investment Policy” the sub-section titled “Further Explanation of Investment Policies” the following paragraph is added:

Strategic Income Fund is a commodity pool under the CEA. The Fund’s investment manager is registered as a commodity pool operator under the CEA with respect to the Fund. As a result, additional Commodity Futures Trading Commission (“CFTC”) disclosure, reporting and recording keeping obligations apply to the Fund. These registrations relate to the activities of the Fund’s wholly owned Cayman subsidiary whose purpose is to make direct and/or indirect investments in credit default swaps and other derivatives.

VI. In the SAI, the following is added to the chapter “Permitted Investment Activities and Certain Associated Risks”:

Cayman Subsidiary
The Strategic Income Fund has a wholly owned subsidiary set up in the Cayman Islands for the purpose of making direct or indirect investments in credit default swap indicies or other derivatives. The value of the Fund’s investment in its subsidiary may be adversely impacted by the risks associated with the underlying investments of the subsidiary. The

Fund’s subsidiary is not registered under the 1940 Act and, except to the extent otherwise noted in the Fund’s prospectus and this SAI, is not subject to the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Fund’s subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Fund’s subsidiary to operate as described in the Fund’s prospectus and this SAI and could adversely affect the Fund and its shareholders.

July 11, 2019	IFR089/P1001S2